SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     September 14, 2001
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                             SALISBURY BANCORP, INC.
                      -------------------------------------
               (Exact name of registrant as specified in charter)


         Connecticut                                    06-1514263
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(State or other jurisdiction of               (IRS Employer Identification No.)
        incorporation)


5 Bissell Street, Lakeville, Connecticut                   06039-1868
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(Address of principal executive offices)                   (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.   Other Matters.
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               Salisbury  Bank and Trust Company,  a wholly-owned  subsidiary of
               Salisbury Bancorp Inc. completed its acquisition of certain assets and certain liabilities of the Canaan, CT branch office of People's Bank ("People's"), a Connecticut savings bank. Pursuant to the transaction, Salisbury assumed approximately $26.4 million in deposits and acquired approximately $ .12 million in loans along with the branch office facilities and certain furniture fixtures and equipment. The transaction was consummated effective 5:00 p.m. on September 14, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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               c. Exhibits.

               99. Press Release dated September 17, 2001

               Exhibit Index                                         Page
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               99.  Press Release dated September 17, 2001             3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: September 17, 2001                 SALISBURY BANCORP, INC.



                                          By:    /s/ John F. Perotti
                                             -------------------------------
                                              John F. Perotti, President and
                                                 Chief Executive Officer

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